Exhibit 99.6

BB&T BANKING NETWORK

Executing on Time-Tested Strategies

Investor Conference February 11, 2009

During this time of uncertainty and instability, BB&T remains:

  Grounded on proven strategies

  Centered on traditional core banking services

Our focus for 2009 is unchanged:

EXECUTION

OUR EXECUTION PLAN
Adhere to our core strategies
Foundational and enduring
Viable in any environment
Affirmed by internal and external surveys
Focus on performance and results, not on developing new strategies
Increase productivity and achieve greater efficiencies
Leverage our advantages

LEVERAGING OUR ADVANTAGES

Capitalize on our financial strength and stability
Competitors are distracted by monumental problems
Clients and prospects are seeking a strong bank - “flight to quality”
BB&T remains committed to its clients during difficult times

     FLIGHT TO QUALITY DEPOSIT GROWTH TREND

2008

COMMITTED TO OUR CLIENTS
LOAN GROWTH TREND

2008

     LEVERAGING OUR
 ORGANIZATIONAL STRUCTURE

  Committed to our Community Banking Model since 1988

  Comprised of 33 regions

  Cost-effective way to execute on our strategies

  Proven to be scalable

Community Banking Regions

FLORIDA
East
Gulf Coast
North
GEORGIA
Mid-South
North
North Atlanta
South Atlanta
KENTUCKY
Western
Louisville Metro
Central
MARYLAND
Baltimore Metro
Chesapeake
NORTH CAROLINA
Charlotte Metro
Eastern
Northeast
South Central
Southeast
Triad
Triangle
Western
SOUTH CAROLINA
Midlands
Upstate
Coastal
TENNESSEE
East
VIRGINIA
Blue Ridge
Battlefield
Central
Fairfax
Hampton Roads
Southwest
WASHINGTON, D.C.
Washington DC
WEST VIRGINIA
Central
North

8

COMMUNITY BANKING LOCATIONS

STATE	BRANCHES	CITIES	COUNTIES
ALABAMA	3	3	2
DC MSA	156	59	16
FLORIDA	107	63	26
GEORGIA	162	89	55
INDIANA	2	2	2
KENTUCKY	91	34	25
MARYLAND*	94	61	17
NORTH CAROLINA	360	204	75
SOUTH CAROLINA	117	60	24
TENNESSEE	58	32	16
VIRGINIA*	283	162	99
WEST VIRGINIA	78	50	26
TOTAL	1,511	819	383

* Excludes DC MSA         9

     LEVERAGING OUR
 ORGANIZATIONAL STRUCTURE

Each region is led by a Regional President (RP)
Proven leaders
Long tenured and skilled
Extraordinary commitment and passion for the job
Engaged and team oriented
Long-term focused
100% supportive of corporate strategies and Community Banking Model

     LEVERAGING OUR
 ORGANIZATIONAL STRUCTURE

Community Banking Model creates competitive advantages:
Provides a structure to deploy expansive resources to compete with community banks
Empowers our regional leadership to deliver local, customized solutions versus mega banks
Keeps us close to our clients, key in times of difficulty
Provides the foundation for our Sales and Service Culture Model

EXECUTING OUR PLAN
 6 KEY COMPONENTS

  Our People

  Sales Management

  Client Experience

  Expense Management

  Risk Management

  Performance Management

Time-Tested

POSITIONING OUR PEOPLE

Hire the right talent
On-board new employees (began in 2006)
2006 = 35% on-boarded
2008 = 85% on-boarded
Staff to appropriate levels
Set clear expectations
Focus on effective coaching and mentoring
Recognize high performers and manage non-performers

POSITIONING OUR PEOPLE

Ensure employees are well trained
No reduction in training investment
Increase in average training days
2007 = 6.7 days
2008 = 7.3 days
Emphasis on the University Certification Program
2007 = 29% certified
2008 = 52% certified
Focus on cross-training

BENEFITS GENERATED

  Client service scores climb higher than ever

  Morale remains high

  Turnover drops to record lows

EMPLOYEE TURNOVER

EMPLOYEE TURNOVER

EMPLOYEE TURNOVER

Total Banking Network Employees

Time-Tested

DELIVERING BB&T’S VALUE PROMISE

Foundation to all commercial and retail sales efforts
Reason why a client or prospect should bank with BB&T
Four elements of the promise
Who am I?
Who are we?
What do we do?
How do we do it?

COMMERCIAL SALES MANAGEMENT

RPs and City Executives drive Commercial Banking through:
Adhering to the Decathlon Process
Engaging IRM (Integrated Relationship Management) partners
Leveraging our 238 Local Advisory Boards
Inspecting behaviors
Measuring results
Executing on the Consultative Sales & Retention Process

CONSULTATIVE SALES &
 RETENTION PROCESS

“The Five Buckets”

- **Capital Formation**
- **Payment Services**
- **Employee Benefits**
- **Risk Management**
- **Personal Financial Needs**

AFFIRMING OUR SALES APPROACH

Greenwich Associates Middle Market Study

  BB&T received three national Greenwich Excellence Awards including “Overall Satisfaction”

  Affirms that our consultative sales process gives BB&T a competitive advantage

  Indicates that BB&T is well positioned to migrate new clients towards our consistency and soundness

AFFIRMING OUR SALES APPROACH

Barlow Research Study

Middle Market Banking
#1 in overall satisfaction with primary bank and account officer
#1 in likelihood for our clients to make referrals
#1 in terms of time spent discussing financials and business operations
#1 in standing by the client when times get tough
Small Business Banking
#1 in overall satisfaction with primary bank and branch
#1 in likelihood for our clients to make referrals
#1 in ease of doing business and getting things right the first time
#1 in standing by the client when times get tough

Results from surveys conducted in the BB&T footprint in 2006, 2007, and 2008

     NOW IS THE TIME
 TO TELL OUR STORY

  Companies are less loyal and looking to diversify their banking relationships

  BB&T has an opportunity to leverage its advantages and gain market share

TARGETING

TOP 41 LARGE MARKETS

Focus on aggressive calling efforts
Ensure increased IRM partnership (Financial Services) support
Inspect results
Targeted reporting
Monthly sales conference calls
Separate campaign tracking

41 LARGE MARKETS
MD	KY	GA
ANNAPOLIS	LOUISVILLE	COBB COUNTY
BALTIMORE		FAYETTE COUNTY
	TN	FULTON COUNTY
VA	KNOXVILLE	GWINNETT COUNTY
NEWPORT NEWS	NASHVILLE
NORFOLK		AL
PORTSMOUTH	NC	BIRMINGHAM
RICHMOND	CARY
VIRGINIA BEACH	CHARLOTTE	FL
	DURHAM	BROWARD COUNTY
GREATER DC METRO	GREENSBORO	JACKSONVILLE
ALEXANDRIA	RALEIGH	ORLANDO
ARLINGTON	WILMINGTON	ST. PETERSBURG
BETHESDA	WINSTON SALEM	TAMPA
FAIRFAX CITY
GAITHERSBURG	SC
PRINCE WILLIAM
COUNTY	CHARLESTON
SPRINGFIELD	COLUMBIA
SUBURBAN MD	GREENVILLE
TYSONS	SPARTANBURG
WASHINGTON DC			28

LARGE MARKET PERFORMANCE
 BEFORE & AFTER NEW FOCUS

	Baseline Growth*		Growth
	2007 vs. 2006		2008 vs. 2007
	Large	Banking	Large	Banking
	Markets	Network	Markets	Network
Total Business Loans	1.6%	5.6%	12.5%	9.8%
Retail Loans
(excluding Bankcard)	2.0%	3.1%	1.5%	0.6%
Demand Deposits	-3.0%	-1.9%	-1.4%	-2.0%
Total Deposits	8.1%	7.1%	6.5%	3.0%
Noninterest Income	8.4%	9.5%	8.6%	9.0%

	*September YTD

RETAIL SALES MANAGEMENT

Driven by the Regional Retail Banking Manager and Sales & Service Leaders
Executed by the Financial Center Leader as the store owner/leader
Supports all client segments
Focuses on small business client strategy
Built on:
Store Ownership Model
Retail Consultative Concepts

STORE OWNERSHIP ELEMENTS

  Own the market

  Own the client experience

  Own the team (coaching and leadership)

  Own the processes and compliance

  Own the economics

RETAIL CONSULTATIVE CONCEPTS

Banking
Helping to manage the client’s household finances
Loans
Financing the major purchases for the client
Insurance
Protecting the client, their family, and the things they value
Investments
Growing, managing or preserving the client’s money
Managing the client’s life events
Education, marriage, retirement, job change

ACQUIRING NEW CLIENTS
 BB&T@WORK STRATEGY

	2006	2007	2008
DDA & Savings ($)	$103,565,311	$150,185,651	$393,335,020
DDA & Savings (#)	37,491	70,908	128,924
New Company IDs (CIDs) (#)	3,778	5,452	9,288

Production per BB&T@Work Sales Officer increased 31% over 2007
In 2008, BB&T@Work accounted for:
44% of net new transaction accounts
13% of total Retail DDA production

ACQUIRING NEW CLIENTS DE NOVO STRATEGY

Opened 131 de novo branches since 2004
Cumulative growth achieved:
$3.6 billion in deposits
$600 million in loans (retail only)
Average breakeven = 17.5 months
Cumulative breakeven in November 2008
2009 focus is to leverage the existing de novos

OPENED DE NOVOS BY STATE

STATE	# of DE NOVOS
NC	32
GA	31
FL	25
DC MSA	11
SC	10
MD*	7
KY/IN	6
VA*	6
TN	3
TOTAL	131
* Excludes DC MSA

     ACQUIRING NEW CLIENTS
 TARGETING THE HISPANIC MARKET

Represents about 50% of the population growth in our markets (for some regions, 100%)
Established 180 multicultural banking centers
Segment accounts for the following:
110,500 households (HHs)
Growth rate 3 times faster than non-Hispanic HHs
$715 million in deposits
$2 billion in loans

ACQUIRING NEW CLIENTS

TARGETING SMALL BUSINESSES

Renewed focus on growing this segment by leveraging our:
Branches and Financial Center Leaders to reach small businesses
Small Business Consultative Sales Process
Training resources
Bundling efforts
#1 goal is to grow deposits

DEEPENING RELATIONSHIPS
THROUGH BUNDLING

Initiated bundling process in October 2007
HHs with new DDAs plus 3 additional products
September 2007 = 25.3%
November 2008 = 39.6%
Supported by Client Central (sales platform)

Products Cross Sold	9/30/07	11/30/08
Debit Card	84.2%	86.6%
Online Banking	65.6%	72.7%
Savings	28.0%	39.1%
Overdraft	15.4%	28.5%
Bankcard	2.2%	9.6%

DELIVERING CLIENT SOLUTIONS

RELATIONSHIP BANKER PRODUCTION

Time-Tested

PERFECT CLIENT EXPERIENCE
“PCE”

  Reliable – sticking with our clients through thick and thin

  Responsive – reassuring our clients with quick follow-up

  Empathetic – willing to listen to our clients and provide honest feedback

  Competent – giving sound advice and serving as a financial partner

EXECUTING PCE

  Continue to focus on PCE as the foundation of service quality differentiation

  Adhere 100% to weekly PCE meeting schedule for commercial and retail teams

  Inspect using client service measurements

MYSTERY SHOPS

% of Perfect Scores
75%
50%
25%
0%
54%
58%
59%
63%
1Q08
2Q08
3Q08
4Q08

Overall Scores
100%
75%
50%
25%
0%
91%
92%
92%
93%
1Q08
2Q08
3Q08
4Q08

INTERNAL CLIENT SERVICE
 MEASUREMENT

**Business
Overall Bank Satisfaction**

9.00
8.75
8.50
8.25
8.00
8.69
8.75
8.77
2006
2007
2008

**Retail
Branch Satisfaction**

9.50
9.00
8.50
8.00
9.10
9.18
9.26
2006
2007
2008

2008 COMPETITIVE SCORES

Retail Overall Satisfaction

Research conducted by Maritz Research Inc. in 2008

Time-Tested

EXPENSE MANAGEMENT

Achieving greater efficiencies is fundamental to long-term success
In economic uncertainty, expense management is an area where we can exercise considerable control
RPs are demonstrating strong leadership
Regions are being held accountable to their budgets

EXPENSE MANAGEMENT

Decreased staff in 2007 and 2008 without a significant reduction-in-force
Used attrition
Better managed non-performers
Introduced a teller staffing model in mid-2008
Tellers reduced by 500
Anticipate similar reduction in 2009
In 2009, continue to right-size across all areas
Execute on additional staff reductions
Minimize impact on revenue generation and service quality

NONINTEREST EXPENSE GROWTH

Excludes FDIC Insurance and
Foreclosed Property Expenses

     ACHIEVING EFFICIENCIES BY
 LEVERAGING OUR RESOURCES

$ in Billions				Two Year
(Period-End Data)	2006	2007	2008	Growth (%)
Total Loans & Leases	$55.1	$58.0	$62.4	13.2%
Total Deposits	$75.6	$77.5	$82.6	9.3%
Noninterest Income	$1.41	$1.58	$1.72	22.0%
Total FTE Employees	14,868	14,685	13,961	-6.1%
FTE: Full-Time Equivalent

Time-Tested

CREDIT RISK MANAGEMENT
Regional President
Drives Regional Loan Review Committee meetings
Ensures Senior and Regional Credit Officers follow a daily process of managing quality
Manages credit deterioration costs
Makes certain credit relationships are serviced at all levels
Relationship Manager
Stays close to clients
Avoids adverse selection
Reassures our clients
Provides needed financial acumen

OPERATIONAL RISK MANAGEMENT

Challenging economic times call for strong risk management
Ensure physical security procedures are followed
Address departmental and branch audits

$ in Millions	2006	2007	2008
Operational Charge-Offs	$21.5	$24.6	$21.9

Time-Tested

PERFORMANCE MANAGEMENT

Centralized and regional tracking each month
Balance sheet growth and quality
Noninterest income growth
Expense control
Net income growth
Effort is expected, but RESULTS matter

GROWTH RESULTS

	2007	2008
Total Business Loans & Leases	5.87%	9.75%
Direct Retail Loans	2.80%	0.58%
Bankcard & Constant Credit	9.44%	13.95%
Demand Deposits	-1.92%	-2.00%
Total All Deposits	5.98%	2.84%
Noninterest Income	11.78%	8.97%
Noninterest Expense*	2.88%	4.39%

All data excludes the impact of bank acquisitions in 2007
*Includes FDIC and Foreclosed Property Expenses

PROFITABILITY TRENDS

$ in Thousands

	2006	2007	2008
Net Revenue per FTE	$329	$342	$361
Noninterest Income per FTE	$97	$108	$120
Noninterest Expense* as a % of
Total Loans and Total Deposits	1.14%	1.11%	1.06%

All data excludes the impact of bank acquisitions in 2006 and 2007

*Excludes FDIC and Foreclosed Property Expenses

     PRODUCTION TRENDS
 PER SELLING FTE PER MONTH

	2005	2006	2007	2008
Business Loans ($)	$2,017,343	$2,046,450	$1,809,977	$1,845,990
Business Loans (#)	5.3	5.0	4.2	3.2
Retail Loans ($)	$393,542	$361,704	$336,938	$263,295
Retail Loans (#)	7.8	7.1	6.7	5.4
Mortgage Loans ($)	$1,342,326	$1,159,930	$1,402,121	$1,217,733
Mortgage Loans (#)	6.6	5.3	6.3	6.3
Net New Transaction Accounts (#)	89,598	123,254	91,334	94,012

All data excludes the impact of bank acquisitions in 2006 and 2007

Time-Tested

APPENDIX

  All financial data is based on internal management reporting in the Banking Network division excluding bank acquisitions in 2006 and 2007 where noted

  Loan data excludes marketable mortgage loan balances which are held outside of the Banking Network division